                                                                    EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------x


In re:                                                Chapter 11

CONTIFINANCIAL CORPORATION, et al.,            Case No.  00-B -12184 (AJG)

                                                    (Jointly Administered)
                      Debtors.
------------------------------------x



                         MONTHLY OPERATING STATEMENT FOR
                        THE PERIOD MAY 1 TO JUNE 30, 2000

DEBTOR'S ADDRESS: 277 PARK AVENUE, NEW YORK, NY 10172

         MONTHLY DISBURSEMENTS MADE BY CONTIFINANCIAL
         CORPORATION
         AND SUBSIDARIES (Consolidated):                    $466,335,929
                                                            ------------


DEBTORS' ATTORNEYS: DEWEY BALLENTINE LLP, 1301 AVENUE OF THE AMERICA'S, NEW YORK, NY 10019 AND TOGUT, SEGAL & SEGAL LLP, ONE PENN PLAZA, SUITE 3335, NEW YORK, NY 10119

         CONSOLIDATED MONTHLY OPERATING
         PROFIT (LOSS):                                     ($12,258,000)
                                                            ------------


REPORT PREPARER: CONTIFINANCIAL CORPORATION, DEBTOR

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

         The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE:  07/25/00
                                          /s/ Frank Baier
                                          -------------------
                                          Frank Baier, CFO


Indicated if this is an amended statement by checking here

                                           AMENDED STATEMENT _______

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET
JUNE 30, 2000
(DOLLARS IN THOUSANDS)



ASSETS
Cash and cash equivalents                                                             $   77,367
Restricted cash                                                                            2,590
Receivables held for sale, net                                                            39,782
Other receivables                                                                         70,599
Due from affiliates                                                                           15
Interest-only and residual certificates                                                  262,436
Capitalized servicing rights                                                              21,003
Premises and equipment                                                                    10,271
Other assets                                                                              26,440
                                                                                      ----------
         Total Assets                                                                 $  510,503
                                                                                      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Prepetition Liabilities subject to compromise:
Accounts payable                                                                        $ 15,377
Due to affiliates                                                                            330
Short-term debt                                                                          337,925
Taxes payable                                                                             10,335
Long-term debt                                                                           699,048
Other liabilities                                                                          9,654
                                                                                      ----------
     Prepetition Liabilities subject to compromise:                                   1,072,669

Postposition Liabilities:
Accounts payable and accruals                                                              1,937
Other                                                                                        148
                                                                                      ----------
         Total Postposition Liabilities                                                    2,085
                                                                                      ----------

         Total Liabilities                                                             1,074,754
                                                                                    -------------

STOCKHOLDERS' DEFICIT:
Preferred stock (par value $0.01 per share; 25,000,000 shares authorized;
     none issued at December 31, 1999 and March 31, 1999)                                     -
Common stock (par value $0.01 per share; 250,000,000 shares authorized;
     47,657,539 shares issued at December 31, 1999 and March 31, 1999)                       477
Paid-in capital                                                                          396,280
Accumulated deficit                                                                     (935,799)
Treasury stock (1,001,273 and 910,169 shares of common stock, at cost,
     at December 31, 1999 and March 31, 1999, respectively)                              (25,209)
                                                                                      ----------
         Total Stockholders' Deficit                                                    (564,251)
                                                                                      ----------
         Total Liabilities and Stockholders' Deficit                                  $  510,503
                                                                                      ==========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD FROM MAY 1, 2000 THROUGH JUNE 30, 2000
(DOLLARS IN THOUSANDS)


                                                                         2 months ended June 30, 2000
                                                                         ------------------------------
REVENUES:
Gains from sales of receivables                                                      $  3,288
Interest                                                                                4,418
Servicing income                                                                        4,608
Other income                                                                              874
                                                                                     --------
Total revenues                                                                         13,188
                                                                                     --------

EXPENSES:
Compensation and benefits                                                              11,461
Interest                                                                                   18
Other general and administrative                                                        8,308
Other charges                                                                           5,428
                                                                                     --------
Total expenses                                                                         25,215
                                                                                     --------
     Loss before reorganization items and provision for income taxes                  (12,027)

Reorganization items:
Professional fee expense                                                                  127
                                                                                     --------
     Loss after reorganization items                                                  (12,154)
Taxes                                                                                     104
                                                                                     --------

Net loss                                                                             $(12,258)
                                                                                     ========



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT.

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM MAY 1, 2000 THROUGH JUNE 30, 2000
(DOLLARS IN THOUSANDS)


                                                                                   2 months ended June 30, 2000
                                                                                   -----------------------------
Net loss                                                                                       $(12,258)
Adjustments to reconcile net loss to cash

     Depreciation and Amortization                                                                  723
     Provision for Loan Loss                                                                       (160)
     Net Change in:
           Excess Spread Receivables                                                               (486)
            Capitalized Servicing Receivables (primarily amortization)                            7,658
            Accounts Receivable and Other Assets                                                  5,412
            Accounts Payable and Other Liabilities                                              (19,059)
            Intercompany Payables                                                                   328
            Other                                                                                   336
                                                                                               --------
                  Net cash used in operating activities                                         (17,506)
                                                                                               --------

Acquisiiton of PPE                                                                                 (338)
                                                                                               --------
                  Net cash used in investing and financing activities                              (338)
                                                                                               --------

Net decrease in cash and cash equivalents                                                       (17,844)
Cash at beginning of period                                                                      97,801
                                                                                               ========
Cash at end of period                                                                          $ 79,957
                                                                                               ========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT.

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

FOOTNOTES TO THE FINANCIAL STATEMENTS

1. THE COMPANY

ContiFinancial Corporation together with its subsidiaries (collectively, the "Company" or "CFC") engages in the consumer finance business by originating and servicing primarily non-conforming home equity loans ("HELs"). Through ContiMortgage Corporation ("CMC") and ContiWest Corporation ("CWC"), the Company is an originator, purchaser, seller and servicer of home equity loans made to borrowers whose borrowing needs may not be met by traditional financial institutions due to credit exceptions or other factors. These loans are primarily for debt consolidation, home improvements, education or refinancing and are most often secured by first mortgages on single family residential properties.

In fiscal 1999 and continuing through fiscal 2000, CFC incurred significant losses. Over this period CFC experienced a significant decline in liquidity. At December 31, 1999 CFC's stockholders' equity had been reduced to a deficit balance.

On May 12, 2000, CFC announced an agreement to sell its CMC servicing platform and servicing rights to Fairbanks Capital Corp. (the "Fairbanks Sale"). This sale has been approved by the bankruptcy court and the sale closed in July 2000.

On May 17 2000, CFC and 18 of its affiliates continued the restructuring of its outstanding debt by commencement of cases under Chapter 11 of the United States Bankruptcy Code. CFC's management is currently executing a plan (the "Restructuring Plan") of focusing CFC's and the Company's operations on the most promising of its origination channels, and continuing the search for a buyer of certain of CFC's assets, primarily the origination operations of CMC.

 Under Chapter 11, certain claims against the Debtor in existence prior to the filing of the petitions for relief under the federal bankruptcy laws are stayed while the Debtors continue business operations as Debtors-in-possession. Those claims are reflected in the financial statements as liabilities subject to compromise. Additional liabilities subject to compromise may arise subsequent to the filing date resulting from rejection of executory contacts, including leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Claims secured against the Debtors' assets ("Secured Claims") also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured Claims are secured primarily by liens on the Debtors' property, plant and equipment.

2. GENERAL

The accompanying financial statements are the consolidated financial statements of ContiFinancial and subsidiaries. They include the results of operations of ContiFinancial and its 18 direct and indirect debtor subsidiaries collectively, "the Debtors" and the results of operations for (the "non-Debtors") that are non-debtors. (See listing below of Debtors and non-Debtors).

Debtors:

Name                                                         Case Number
----                                                         -----------
ContiFinancial Corporation                                   00B-12184 (AJG)
ContiTrade Services L.L.C.                                   00B-12185 (AJG)
ContiWest Corporation                                        00B-12186 (AJG)
ContiMortgage Corporation                                    00B-12187 (AJG)
ContiFinancial Services Corporation                          00B-12189 (AJG)
Resource One Consumer Discount Company, Inc.                 00B-12190 (AJG)
Warminster National Abstract, Inc.                           00B-12191 (AJG)
Keystone Capital Group, Inc.                                 00B-12192 (AJG)
Keystone Mortgage Investments                                00B-12193 (AJG)
ZTS Corporation                                              00B-12194 (AJG)
Resource One Mortgage of Oxford Valley, Inc.                 00B-12195 (AJG)
Resource One Consumer Discount Company of Minnesota, Inc.    00B-12196 (AJG)
Resource One Mortgage of Delaware Valley, Inc.               00B-12197 (AJG)
ResourceCorp Financial, Inc.                                 00B-12198 (AJG)
ContiInsurance Agency, Inc.                                  00B-12199 (AJG)
Crystal Mortgage Company, Inc.                               00B-12200 (AJG)
Lenders M.D., Inc.                                           00B-12201 (AJG)
California Lending Group, Inc.                               00B-12202 (AJG)
ContiAssets Receivables Management L.L.C.                    00B-12203 (AJG)

NON-DEBTORS

ContiAuto Asset Funding, ContiFunding Corporation, ContiSecurities Asset Funding Corp, ContiSecurities Asset Funding Corp. II, ContiSecurities Asset Funding Corp. III, ContiSecurities Asset Funding Corp. IV, ContiSecurities Asset Funding Corp. V, ContiSecurities Asset Funding L.L.C., ContiSecurities Asset Funding II L.L.C., ContiTrade Services Corporation, ContiSecurities Holding Corporation, ContiSecurities Residual Corporation, ContiSecurities Residual Corporation II, ContiSecurities Residual Corporation III, Royal Mortgage Partners, L.P., ULG Consumer Lending, Avatar Financial Corp., Avatar Insurance Agency, Inc. and NFI Servicing, Inc, Fidelity Mortgage Decisions Corporation.

The accompanying financial statements cover the period May 1, 2000, through June 30, 2000. In the period May 1, 2000 through May 17, 2000, The Debtors had the following results of operations (dollars in thousands):

Revenue                                     $  2,963
Expenses                                    $  8,135

The non-debtors revenue and pretax net income for the period May 1, 2000 through June 30, 2000, and total assets and liabilities, all before consolidation adjustments, as of June 30, 2000 were as follows (dollars in thousands):

Revenue                                     $  4,254
Pretax Net Income                           $  2,310
Assets                                      $262,373
Liabilities                                 $ 39,779

The Company has not completed the process of reconciling the pre- and post-petition liabilities. In addition, pursuant to court order, the Company has been authorized to pay certain prepetition operating liabilities incurred in the ordinary course of business (e.g., salaries, appraisals, credit reports). Acordingly, liabilities subject to compromise is subject to change.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a description of significant accounting policies.

INCOME RECOGNITION

Gains and losses from sales of mortgage loans are recognized upon delivery and acceptance of loans by whole-loan investors or upon the securitization and sale of the loans in the form of REMIC certificates, as applicable. Gains and losses from sales of whole loans are calculated based upon the difference between the net sales proceeds and the net carrying amount of the loans sold. Net sales proceeds include cash and deferred sales premiums, less sales costs, if applicable. The net carrying amount includes the outstanding principal balance, the net deferral of origination fees and costs, purchase premiums and discounts, and valuation reserves, if any. Gains from securitizations represent the present value of the differential between the interest rate earned on the loans sold and the pass-through rate paid to the securitization investors, after considering the effects of estimated (as determined by CFC) prepayments, defaults and other costs, including normal servicing fees, less the costs of originating such loans (described above).

Servicing fees consist of the retained interest spread earned on loans serviced for investors, capitalized servicing fees receivables, late charges, prepayment penalties and other miscellaneous fees collected from mortgagors, less the master servicing cost of The Conti Group, the interest cost of the Greenwich Servicer Advance Facility and the amortization of deferred sales premiums and capitalized servicing fees receivables. The retained interest spread is recognized on an accrual basis but is payable only out of interest collected. Late charges and other miscellaneous fees are credited to income as collected.

Interest income is recorded as earned. Mortgage loans are placed on nonaccrual status when the loans become ninety days past due. When a mortgage loan is classified as nonaccrual, the accrual of interest income ceases, and all interest income previously accrued and unpaid on such mortgage loans is reversed.

GAIN ON SALE OF RECEIVABLES

A major source of income for the Company is the recognition of gains in connection with securitizations and whole loan sales. In a typical securitization, the Company sells loans or other assets to a special purpose entity, established for the limited purpose of buying the assets from the company and transferring such assets to a trust, most often a REMIC. The REMIC issues interest-bearing securities that are collateralized by the underlying pool of mortgage loans or other assets, as the case may be. The proceeds are used as consideration to purchase the assets from the Company. Typically, the securities are sold at an amount that is the same (or nearly the same) as the underlying mortgage loan amounts, and the Company retains a residual interest that represents its right to receive, over the life of the securitization, the excess of the weighted average coupon on the loan securitized over the sum of the interest rate on the securities sold, a normal servicing fee, a trustee fee, an insurance fee (where applicable) and the credit losses relating to the loan or other assets securitized (the "Excess Spread Receivable" or ESR). In accordance with SFAS No. 125, the present value of the estimated ESR is treated as additional sale proceeds and included in Gain on Sale of Receivables at the time of securitization. In a securitization, the Company sells it entire interest in the loans directly to investors, with all proceeds realized in cash at the time of sale. Gain on Sale of Receivables also includes any adjustments to ESR that may result from the quarterly fair value evaluation, and also includes points, origination fees and direct origination costs associated with broker and direct retail mortgage originations; purchase premiums associated with the acquisition of whole loans from correspondents; hedge results; transaction costs; and fees earned in connection with securitization services provided to Strategic Alliance clients. All such fees are recognized in Gain on Sale of Receivables at the time the related loans are sold or securitized.

INTEREST-ONLY AND RESIDUAL CERTIFICATES

ESR, reported as "Interest-only and residual certificates" in the accompanying Consolidated Balance Sheets, is the present value of the retained residual interest (as described above) that the Company expects to receive over the life of a securitization, taking into consideration estimated prepayment speeds and credit losses, and discounted at a rate which the Company believes is an appropriate risk-adjusted market rate of return for the ESR asset. ESR is realized over the life of the securitization as cash distributions are received form the trust.

In accordance with SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by Mortgage Banking Enterprise," the Company continues to classify ESR as "trading securities". As such, they are carried at fair value in the Consolidated Balance Sheets. Unrealized changes in ESR fair value are included in Gain on sale of receivables on the accompanying Consolidated Statements of Income in the period of change.

ESR fair value assumptions

The Company estimates the fair value of ESR through the application of a discounted cash flow analysis, which required the use of various assumptions. A significant factor affecting the level of estimated future ESR cash flow is the rate at which the underlying principal of the securitized loans is reduced. Prepayments represent principal reductions in excess of contractually scheduled reductions; prepayment speeds are generally expressed as an annualized Conditional (or Constant) Prepayment Rate ("CPR"). Estimated future CPR is a significant assumption in the determination of ESR fair value. Additional assumptions include estimated future credit losses and the discount rate.

The Company continuously monitors the fair value of ESR and reviews the factors expected to influence future CPR and credit losses. In developing assumptions regarding estimated future CPR, the Company considers a variety of factors, many of which are interrelated. These include, among other things, historical performance, characteristics of borrowers (e.g. credit quality and loan-to-value relationship) and market factors that influence competition. If changes in assumptions regarding estimated future CPR or credit losses are necessary, ESR fair value is adjusted accordingly.

Assumptions regarding future CPR and credit losses are subject to volatility that could materially affect operating results. Both the amount and timing if estimated ESR cash flows are dependent on the performance of the underlying loans, and actual cash flows may vary significantly from expectations. If actual prepayments or credit losses were to exceed the assumptions used to determine ESR fair value, the ESR carrying value would be reduced through a charge to earnings, which could cause the Company to report losses in future periods. Similarly, actual prepayments or credit losses that are less than the assumptions used to determine ESR fair value could result in an increase in ESR carrying value and earnings in future periods.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with an original maturity of no more than three months to be cash equivalents.

MORTGAGE LOANS HELD FOR SALE

Mortgage loans are valued at the lower of cost or market as determined by outstanding commitments from investors or current investor yield requirements calculated on the aggregate loan basis.

OTHER LOANS

Other loans includes mortgage loans that are not currently salable because they do not currently meet investor requirements due to collection or underwriting issues. Other loans are carried at lower of cost or market.

LOAN ORIGINATION FEES AND COSTS

Loan origination fees, purchase discounts and premiums, and direct loan origination costs associated with loans held for sale are deferred until the related loans are sold and are included in the calculation of gain or loss on sale.

CAPITALIZED SERVICING FEES RECEIVABLE

Effective April 1, 1995, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 122, "Accounting for Mortgage Servicing Rights." SFAS 122 requires that upon sale or securitization of servicing retained mortgages, companies capitalize the costs associated with the right to service mortgage loans based on their relative fair values. Effective January 1, 1997, SFAS 122 was superseded by SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities," with minor amendments. SFAS 125 addresses the accounting for transfers of financial assets in which the transferor has some continuing involvement either with the assets transferred or with the transferee. A transfer of financial assets in which the transferor surrenders control over those assets is accounted for as a sale to the extent that consideration other than beneficial interest in the transferred assets is received in exchange. SFAS 125 requires that liabilities and derivatives incurred or obtained by transferors as part of a transfer of financial assets be initially measured at fair value, if practicable. In addition, SFAS 125 requires that servicing assets and liabilities be subsequently amortized over their estimated life and assessment of asset impairment be based on such assets' fair value. SFAS 125 was applied to transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. The Company determines fair value based on the present value of estimated net future cash flows related to servicing income. The cost allocated to the servicing rights is amortized in proportion to and over the period of estimated net future servicing fee income.

SERVICING ADVANCES

Servicing advances represent amounts funded by the Company on the behalf of the mortgagor relating to insurance or tax payments and also advances for delinquent loans which will ultimately be reimbursed from the proceeds of a loan sale or from the proceeds of a foreclosure sale, if any.

INCOME TAXES

The Company follows the provisions set forth in SFAS No. 109, "Accounting for Income Taxes." SFAS 109 utilizes the balance sheet method, and deferred taxes are determined based on the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities given the provision of the enacted tax laws.

4.  INSURANCE

Premiums to date for all insurance policies, including worker's compensation and disability insurance, have been fully paid and are in full force and effect.

CONTIFINANCIAL CORPORATION AND SUBSIDIARIES

FOOTNOTES TO THE FINANCIAL STATEMENTS

5. PAYROLL AND RELATED TAXES

     I.    All wages and salaries paid (gross) or incurred
           Time Period                                              Paid
           -----------                                              ----
           May 17th thru May 31th                                   2,487,227
           Month of June                                            5,335,084

     II.   The amount of payroll taxes withheld
           Time Period                                              Paid
           -----------                                              ----
           May 17th thru May 31th                                     795,112
           Month of June                                            1,770,803

    III.   The amount of employer payroll tax withheld
           Time Period                                              Paid
           -----------                                              ----
           May 17th thru May 31th                                     160,804
           Month of June                                              332,469

     IV.   The gross taxable sales                                        N/A

     V.    Sales taxes collected                                          N/A

     VI.   Property Taxes                                                  -

    VII.   Any other taxes                                              2,362

    VIII. The date and amount paid to each taxing entity for taxes in 2, 3 and 5 above

           Taxing entity                                May 17-31         June
           -------------                                ---------         ----
           Federal                                        366,891        873,012
           Social Security                                255,319        521,978
           Medicare                                        66,289        142,961
           State Income Tax                                71,273        157,768
           State Disability                                 4,639          7,927
           Workmen's Comp                                     -              -
           Local Taxes                                     30,701         67,157
                                                          =======      =========
           Subtotal                                       795,112      1,770,803
                                                          =======      =========